                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

    Filed by the Co-Registrants /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / /Preliminary Proxy Statement  / /Confidential, for Use of the Com-
                                       mission Only (as permitted
                                       by Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              VAN KAMPEN MERRITT U.S. GOVERNMENT TRUST (811-3950)
                  VAN KAMPEN MERRITT TAX FREE FUND (811-4386)
        VAN KAMPEN MERRITT PENNSYLVANIA TAX FREE INCOME FUND (811-4983)
                   VAN KAMPEN MERRITT EQUITY TRUST (811-4805)
                      VAN KAMPEN MERRITT TRUST (811-4629)
               VAN KAMPEN MERRITT TAX FREE MONEY FUND (811-4718)
                VAN KAMPEN MERRITT MONEY MARKET TRUST (811-3514)

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per each Co-Registrant (an aggregate of $875 for the Co-Registrants listed above) per Item 22(a)(2) of Schedule 14A.

/X/ Fee paid previously with preliminary materials.

                   [VAN KAMPEN AMERICAN CAPITAL LETTERHEAD]


June 23, 1995

                               IMPORTANT NOTICE


Dear Shareholder:

We recently sent you proxy voting material relating to your Fund's upcoming shareholder meeting. According to our latest records, we have not received your vote.

Your Fund's management and independent directors support each of the proposals and urge you to cast your vote "FOR" the proposals.

Your vote is important and your participation in the affairs of your Fund does make a difference. A majority of outstanding shares must be represented in order for the meeting to be held. Enclosed is a proxy card and postage-paid envelope. Please indicate your vote, sign the card and return it in the envelope provided as soon as possible.

If you have any questions or would like an additional proxy statement, please call us between 7 a.m. and 7 p.m. Central time at 1-800-341-2911. Thank you for your cooperation.

Sincerely,


Don G. Powell
President